SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant       X
Filed by a Party other than the Registrant  o
Check the appropriate box:
o     Preliminary Proxy Statement
o     Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
X     Definitive Proxy Statement
o     Definitive Additional Materials
o     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12

Viking Mutual Funds
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X      No fee required.
o      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

o     Fee paid previously with preliminary materials.
o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:
     (2)     Form, Schedule or Registration Statement No.:
     (3)     Filing Party:
     (4)     Date Filed:


                          VIKING MUTUAL FUNDS
                      Viking Large-Cap Value Fund
                      Viking Small-Cap Value Fund

                            P.O. Box 500
                           Minot, ND 58702

Dear Shareholder:

     The attached proxy statement discusses two proposals to be voted upon by the holders of Viking Large-Cap Value Fund and Viking Small-Cap Value Fund. As a shareholder of one or more of the Funds, you are asked to review the proxy statement and to cast your vote on the proposals. The Board of Trustees of each fund unanimously recommends a vote FOR the proposals.

     Proposal 1 seeks your approval of a new sub-advisory contract for each fund. The new sub-advisory contract is necessary because Fox Asset Management, the Funds sub-adviser, completed a merger with Eaton Vance Corp. that caused the old sub-advisory contract to terminate automatically. The proposed new sub-advisory contract is identical to the old sub-advisory contract and has an identical fee structure. The only difference in the new sub-advisory agreement is that Fox Asset Management is now known as Fox Asset Management LLC, and it now operates as a separate subsidiary of Eaton Vance Corp. Under the proposed new sub-advisory contract, the same investment personnel who served the Funds prior to the merger will continue to provide the same services to the Funds after the merger.

     Your vote is important to us. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. If we do not hear from you by December 10, 2001 we may contact you.

     If you have any questions, please call 1-800-933-8413 or 701-852-1264 and we will be glad to assist you. Thank you for your response and your continued support of Viking Mutual Funds.

                                           Very truly yours,


                                           /s/Shannon D. Radke
                                           Shannon D. Radke
                                           President

                           VIKING MUTUAL FUNDS
                      Viking Large-Cap Value Fund
                      Viking Small-Cap Value Fund

                            P.O. Box 500
                           Minot, ND 58702

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         December 20, 2001

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders
(Meeting) of each of the above-listed funds (Funds), series of Viking
Mutual Funds (Trust), will be held on December 20, 2001, at 1400 14th Ave. SW, Minot, ND 58701, at 10:30 a.m., Central Time, for the following purposes:

     1. For each Fund, to approve or disapprove a Sub-Advisory Contract between Viking Fund Management, LLC and Fox Asset Management,
LLC; and

     2. For each Fund, to ratify the appointment of Brady, Martz & Associates, P.C. as the Funds independent accountants.

     Shareholders of record as of the close of business on November 15, 2001, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Trusts Board of Trustees. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Funds at any time before the proxy is exercised or by voting in person at the Meeting.

                                       By Order of the Board of Trustees,


                                       /s/Douglas P. Miller
                                       Douglas P. Miller


November 28, 2001
1400 14th Ave. SW
Minot, ND 58701


                          YOUR VOTE IS IMPORTANT
                     NO MATTER HOW MANY SHARES YOU OWN.

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted FOR the Sub-Advisory Contracts and the appointment of the independent accountants, and FOR or AGAINST any other business which may properly arise at the Meeting, in the proxies discretion. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. If you have any questions regarding the Meeting agenda or the execution of your proxy, please call toll-free 1-800-933-8413 or 701-852-1264.

     If we do not receive your completed proxy cards after several weeks, we may contact you. We will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.



                    INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

             Registration                               Valid Signature

Corporate Accounts
(1)     ABC Corp                                    ABC Corp.
                                                    John Doe, Treasurer
(2)     ABC Corp                                    John Doe, Treasurer
(3)     ABC Corp. c/o John Doe, Treasurer           John Doe
(4)     ABC Corp. Profit Sharing Plan               John Doe, Trustee

Partnership Accounts
(1)     The XYZ Partnership                         Jane B. Smith, Partner
(2)     Smith and Jones, Limited Partnership        Jane B. Smith, General
                                                    Partner

Trust Accounts
(1)     ABC Trust Account                           Jane B. Doe, Trustee
(2)     Jane B. Doe, Trustee u/t/d 12/28/78         Jane B. Doe

Custodial or Estate Accounts
(1)     John B. Smith, Cust. f/b/o
        John B. Smith, Jr.,
        UGMA/UTMA     .                             John B. Smith
(2)     Estate of John B. Smith                     John B. Smith, Jr.,
                                                    Executor

VIKING MUTUAL FUNDS
                      Viking Large-Cap Value Fund
                      Viking Small-Cap Value Fund

                            P.O. Box 500
                           Minot, ND 58702

                           1-800-933-8413
                            701-852-1264


                          PROXY STATEMENT

                 SPECIAL MEETING OF SHAREHOLDERS

                        December 20, 2001

     This proxy statement is being furnished to the shareholders of Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (Funds) in connection with the solicitation by their Board of Trustees (Board) of proxies to be used at a joint meeting (Meeting) of shareholders to be held on December
20, 2001, at 1400 14th Ave. SW, Minot, ND 58701, at 10:30 a.m., Central time, or any adjournments thereof. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about November 26, 2001.

     For each Fund, the presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be votes against the proposals because the proposals require the affirmative vote of a specified majority of each Funds outstanding shares.

     All properly executed and unrevoked proxies received in time for the Meetings will be voted as instructed by shareholders. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or
(2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted FOR the Sub-Advisory Contract, FOR the appointment of Brady, Martz & Associates, P.C. and FOR or
AGAINST any other business which may properly arise at the Meeting, in the proxies discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund (Secretary). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

     Shareholders of record as of the close of business on November 15, 2001 (Record Date), are entitled to vote at the Meetings. Information as to the number of outstanding shares for each Fund as of the record date is set forth below:

Fund                                         Total Number of Shares
                                      Outstanding as of November 15, 2001
Viking Large-Cap Value Fund                      199,989.944

Viking Small-Cap Value Fund                       30,585.261


     Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth below, as of the Record Date, Viking Fund Management, LLC (Viking), the investment adviser of the Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of the Funds. As of that same date, all of the trustees who are not interested persons of the Funds, as that term is defined in the 1940 Act ("Independent Trustees"), Bruce C. Adams, Shirley
R. Martz and Mike Timm, as a group owned less than 1% of any class of the Funds' outstanding shares.
-----
Officers and Trustees Ownership

Viking Large-Cap Value Fund

Name and Address                         Number and Percentage of Shares
                                    Beneficially Owned as of November 15, 2001

Shannon D. Radke*
President & Treasurer                    0.75%                    1,491.798
1400 14th Ave. SW
Minot, ND 58701

Douglas P. Miller*
Vice President & Secretary               0.21%                      410.917
1400 14th Ave. SW
Minot, ND 58701

Trustees and Officers as group           1.74%                    3,473.862

*Mr. Radke and Mr. Miller are interested persons of the Trust, as that term is defined in the 1940 Act, by virtue of their employment with the Adviser and the Trust's distributor.

Viking Small-Cap Value Fund

Name and Address                         Number and Percentage of Shares
                                    Beneficially Owned as of November 15, 2001

Shannon D. Radke*
President & Treasurer                    0.00%                            0
1400 14th Ave. SW
Minot, ND 58701

Douglas P. Miller*
Vice President & Secretary               0.16%                       48.532
1400 14th Ave. SW
Minot, ND 58701

Trustees and Officers as group           0.16%                       48.532

Beneficial Ownership of Greater than 5%

Viking Large-Cap Value Fund

Name and Address                         Number and Percentage of Shares
                                    Beneficially Owned as of November 15, 2001

The Community YMCA Foundation
144 West Bergen Place                   22.73%                   45,454.545
Red Bank, NJ 07701

Miller, Johnson & Kuehn, Inc.
FBO Orth                                 5.82%                   11,632.937
5500 Wayzata Blvd.  Suite 600
Minneapolis, MN 55416

James W. Cross, IRA
921 15th Ave. SE                         5.73%                    11,459.944
Minot, ND 58701

Fox Asset Management, Inc.
Money Purchase Pension and              5.06%                    10,110.922
Profit Sharing Plan
44 Sycamore Ave.
Little Silver, NJ 07739

Viking Small-Cap Value Fund

Name and Address                         Number and Percentage of Shares
                                    Beneficially Owned as of November 15, 2001

Fox Asset Management, Inc.
Money Purchase Pension and              32.70%                   10,000.000
Profit Sharing Plan
44 Sycamore Ave.
Little Silver, NJ 07739

Bruce I. Christianson, IRA
1639 12th St. SW                         16.72%                    5,113.236
Minot, ND 58701

Miller, Johnson & Kuehn, Inc.
FBO Orth                                15.61%                    4,775.549
5500 Wayzata Blvd.  Suite 600
Minneapolis, MN 55416

Viking Fund Management, LLC
1400 14th Ave. SW                         6.37%                    1,948.294

The solicitation of proxies, the cost of which will be borne by Viking
Fund Management, LLC will be made by mail. The Funds officers and employees of Viking who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. The Funds will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.

     Copies of the Funds most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of the Funds annual and semi-annual reports by writing the Funds at P.O. Box 500, Minot, ND 58702, or by calling 1-800-933-8413 or 701-852-1264.

                                   INTRODUCTION

     The Board has approved a new sub-advisory contract (Proposed Sub-Advisory Contract) between Viking and Fox Asset Management, LLC on behalf of the Funds. The Proposed Sub-Advisory Contract is substantially identical to the Funds previous sub-advisory contract, and the same personnel will continue to provide sub-advisory services to the Funds. However, the Proposed Sub-Advisory contract must be submitted for your approval because Fox Asset Management has undergone a change of control due to a merger with Eaton Vance Corp. (EV).

     On September 30, 2001, Fox Asset Management, a New Jersey corporation that served as sub-adviser to the Funds, completed a merger with EV. This merger resulted in the automatic termination of the Funds sub-advisory contract with Fox Asset Management. After the merger, Fox Asset Management became known as Fox Asset Management, LLC, a Delaware limited liability company (Fox).

     Fox now operates as a separate subsidiary of EV. Fox continues to operate from its location in Little Silver, New Jersey, and the same investment personnel at Fox who served the Funds prior to the merger continue to provide the same services to the Funds after the merger.

     In anticipation of the merger and the resulting termination of the sub-advisory contact, the Board approved a new interim sub-advisory contract between Viking and Fox on behalf of the Funds, the terms of which are substantially identical to the previous sub-advisory contract. The interim sub-advisory contract became effective on September 19, 2001. The interim sub-advisory contract will terminate automatically on the earlier of 150 days from the effective date or the date Fund shareholders approve the Proposed Sub-Advisory Contract. The fees payable to Fox under the interim sub-advisory contract are identical to the fees under the previous sub-advisory contract. Viking (not the Funds) pays Fox for its services under the interim sub-advisory contract.

     Under the interim sub-advisory contract, Fox provides the Funds with a continuous investment program for which Viking, not the Funds, pays Fox the annual fees laid out below.

Fund                                 % of a Funds average daily net assets
                                                  paid to Fox

Viking Large-Cap Value Fund          0.40% of the first $100 million of net
                                     assets; 0.35% of net assets in excess
                                     of $100 million.

Viking Small-Cap Value Fund          0.40% of net assets until the fund
                                     reaches $5 million of net assets and
                                     0.60% of all net assets in the fund
                                     once the fund has exceeded $5 million
                                     of net assets.

PROPOSAL 1: To Approve or Disapprove a New Sub-Advisory Contract between Viking and Fox.

     Viking proposed to the Board, and the Board approved at its meeting on September 4, 2001, the Proposed Sub-Advisory Contract with Fox on behalf of the Funds. The Proposed Sub-Advisory Contract is substantively identical to each Funds previous sub-advisory contract. A form of the Proposed Sub-Advisory Contract is attached as Appendix A.

     The Proposed Sub-Advisory Contract

     Under the Proposed Sub-Advisory Contract, Fox would be responsible, subject to the supervision of the Board and Viking, for the actual investment management of the assets of the Funds, including placing purchase and sell orders for investments and for other related transactions. Fox agrees to provide a continuous investment program for each Funds assets, including investment research and management. The Proposed Sub-Advisory Contract recognizes that Fox may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Fox with research, analysis, advice or similar services. The Proposed Sub-Advisory Contract also provides that Fox will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended (1940 Act) and the rules and regulations promulgated thereunder with respect to transactions Fox effects on behalf of each Fund, and will furnish the Board and Viking with such periodic and special reports as the Board or Viking may reasonably request; and
(2) provide the Board or Viking with economic and investment analyses and reports, as well as quarterly reports, setting forth each Funds performance with respect to its investments and make available to the Board and Viking any economic, statistical and investment services that Fox normally makes available to its institutional investors or other customers.

     The Proposed Sub-Advisory Contract provides that Fox will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, its shareholders, Viking Mutual Funds (the Trust) or Viking in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fox in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract.

     The Proposed Sub-Advisory Contract provides that each Fund, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the Contract, without penalty, on 60 days written notice to Fox and Fox may terminate the Contract, without penalty, on 120 days written notice to Viking. The Proposed Sub-Advisory Contract also permits Viking to terminate the Contract, without penalty, upon material breach by Fox of any of certain specific representations and warranties in the Contract. These representations and warranties concern failure to be registered as an investment adviser, failure to adopt a code of ethics, failure to notify Viking of changes in control and failure to obtain written consent from Viking before referring to Foxs relationship with a Fund, the Trust, Viking or any of their affiliates in promotional materials. Fox may cure such breach within a 20-day period after notice thereof. Additionally, Viking may terminate the Proposed Sub-Advisory Contract without penalty if, in the reasonable judgment of Viking, Fox becomes unable to discharge its duties and obligations under the Contract, including circumstances such as financial insolvency of Fox or any other circumstances which could adversely affect a Fund. In addition, the Proposed Sub-Advisory Contract is automatically terminable upon assignment.

     If approved by each Funds shareholders, the Proposed Sub-Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Sub-Advisory Contract will continue in effect if it is approved at least annually by a vote of each Funds shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

Advisory and Sub-Advisory Fees Will Not Change

     The fees paid by the Funds for advisory and sub-advisory services will not change under the Proposed Sub-Advisory Contract.

     The Large-Cap Value Fund will continue to pay Viking 0.70% of its average daily net assets per year for advisory services. The Small-Cap Value Fund will continue to pay Viking 1.00% of its average daily net assets per year for advisory services. Under the Proposed Sub-Advisory Contract, for the services performed and the expenses assumed, Fox would receive a sub-advisory fee from Viking (not the Funds), computed daily and paid monthly, at an annual rate of a certain percentage of the portion of a Funds average daily net assets under Foxs management. The exact percentages paid are laid out in the table below.

Fund                                 % of a Funds average daily net assets
                                                  paid to Fox

Viking Large-Cap Value Fund          0.40% of the first $100 million of net
                                     assets; 0.35% of net assets in excess
                                     of $100 million.

Viking Small-Cap Value Fund          0.40% of net assets until the fund
                                     reaches $5 million of net assets and
                                     0.60% of all net assets in the fund
                                     once the fund has exceeded $5 million
                                     of net assets.

Comparison of the Previous Sub-Advisory Contract and the Proposed Sub-Advisory Contract

     The previous sub-advisory contract (which was in effect prior to the merger between Fox Asset Management and EV) and the Proposed Sub-Advisory Contract are substantially identical. The description of the Proposed Sub-Advisory Contract above, including the fees, also accurately describes the previous sub-advisory contract. There will be no change in the nature or quality of the advisory services provided to the Funds, and there will be no change in the Funds advisory fees.

     The Board initially approved the previous sub-advisory contract on May 26, 1999, and the contract became effective on August 3, 1999, when the Funds commenced operations. The initial shareholder of the Funds approved the sub-advisory contract on July 28, 1999. The Board approved the previous sub-advisory contract with respect to Viking Small-Cap Value Fund on February 26, 2001, and voted to renew the previous sub-advisory contract at its meeting on June 26, 2001. During Viking Large-Cap Value Funds most recently completed fiscal year, Viking paid aggregate sub-advisory fees to Fox in the amount of $4,096. Viking Small-Cap Value Fund has not yet completed its first fiscal year.

More Information About Fox Asset Management, LLC

     Fox has a history of money management dating from 1995. As of October, 2001, Fox had approximately $1.8 billion of assets under management. Fox is located at 44 Sycamore Ave., Little Silver, NJ 07739. Fox is a subsidiary of Eaton Vance Corp. (EV), a Boston-based investment management firm with $50 billion in assets under management.

The following is a list of the directors and principal executive officer of
Fox:

Name                  Position(s) with Fox            Principal Occupation

J. Peter Skirkanich   President & Chief Investment    Chief Investment Officer
                      Officer
James P. OMealia     Managing Director               Senior Portfolio Manager

George C. Pierides    Managing Director               Senior Portfolio Manager

John R. Sampson       Managing Director               Senior Portfolio Manager

Caroline R. Benjamin  Senior Vice President           Senior Portfolio Manager
___________________
The business address of each person listed above is 44 Sycamore Ave., Little Silver, NJ 07739.

          Fox also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Funds, at the fee rates set forth below.

                          Approximate Net
                           Assets as of
                          November 1, 2001            Annual Investment
Fund                        (in millions)        Sub-Advisory Fee Paid to Fox

Timothy Plan Large/                              0.42% of average daily net
Mid-Cap Value Fund             $14.4             assets

Saratoga Advantage Trust
Small Capitalization                             0.30% of average daily net
Portfolio                      $33.7             assets


Evaluation by the Board

     In determining to approve the Proposed Sub-Advisory Contract, the Board analyzed the factors it deemed relevant, particularly Foxs experience in managing equity assets using a value approach, its reputation, the past performance of the Funds, its overall capabilities to perform the services under the Proposed Sub-Advisory Contract and its willingness to perform those services for the Funds. The Board also considered the sub-advisory fees that would be payable to Fox and Foxs profitability under the previous sub-advisory contract with the Funds. The Board reviewed the services provided by Fox to the Funds, the ability of Fox to provide these services to the Funds, including its personnel, operations and financial condition, and other factors that would affect the provision of those services. After full consideration of these and other factors, the Board, including all of the Independent Trustees approved the Proposed Sub-Advisory Contract and recommended that it be submitted to the shareholders of the Funds for approval.

Required Vote

     Approval of Proposal 1 requires the affirmative vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                        THE BOARD RECOMMENDS THAT SHAREHOLDERS
                               VOTE FOR PROPOSAL 1.
____________________________


     PROPOSAL 2:  To Consider the Ratification of the Selection of the
Independent      Accountants.

     The Board of Trustees, including all of the Independent Trustees, has selected Brady, Martz & Associates, P.C. to continue to serve as the independent accountants of each of the Funds for the current fiscal year
ending December 31, 2001.   Apart from fees received as independent
accountants, neither Brady, Martz & Associates, P.C. nor any of its partners has a direct, or material indirect, financial interest in the Trust. Representatives of Brady, Martz & Associates, P.C. are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

     The employment of Brady, Martz & Associates, P.C. is conditioned upon the right of the Trust, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment
forthwith without penalty.   The independent accountants examine annual
financial statements for each Fund and provide other audit and tax-related services.

     Audit Fees. The aggregate fees billed by Brady, Martz & Associates, P.C. for professional services rendered for the audit of the Trusts annual financial statements for the fiscal year ended December 31, 2000 amounted to $13,500.

     All Other Fees.  The aggregate fees billed by Brady, Martz &
Associates, P.C. for professional services rendered for the audit of the financial statements of Viking Fund Management, LLC and Viking Fund Distributors, and tax services rendered to Viking Fund Management, LLC, Viking Fund Distributors, and the Trust, for the fiscal year ended December 31, 2000 amounted to $8,500.

     In recommending the selection of Brady, Martz & Associates, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants independence. Brady, Martz & Associates, P.C. has acted as independent accountants of the Trust since its organization. The Board believes that the continued employment of Brady, Martz & Associates, P.C. for the fiscal year ending December 31, 2001 is in the best interests of the Trust.

Required Vote

     Approval of Proposal 2 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

         The Trusts Board of Trustees, Including the Independent Trustees,
            Recommends that Shareholders Vote For Ratification of the
                    Selection of Brady, Martz & Associates, P.C.

                             OTHER INFORMATION

     Investment Adviser, Principal Underwriter and Administrator. Viking, the Funds investment adviser and administrator, is located at 1400 14th Ave. SW, Minot, ND 58701. Viking Fund Distributors, LLC serves as the Funds principal underwriter, and is located at 1400 14th Ave. SW, Minot, ND 58701.

     Shareholder Proposals. As a general matter, the Funds do not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds shareholders should send such proposals to a Fund at 1400 14th Ave. SW, Minot, ND 58701. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws.

     Other Business. The Funds management knows of no other business to be presented to the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of the Funds shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Funds.

                                   By Order of the Board of Trustees,


                                   /s/Douglas P. Miller
                                   Douglas P. Miller
                                   Secretary
November 26, 200


APPENDIX A

FORM OF SUB-ADVISORY CONTRACT

     Agreement made as of ________________, 2001 (Contract) between VIKING FUND MANAGEMENT, LLC, a North Dakota limited liability corporation (VIKING), and FOX ASSET MANAGEMENT, LLC, a Delaware Limited Liability Company (Sub-Adviser).

     RECITALS

     (1) Viking has entered into an Investment Advisory Agreement, dated July 28, 1999 (Advisory Agreement), with Viking Mutual Funds (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act);

     (2) The Trust offers for public sale distinct series of shares of beneficial interest, as set forth in Schedule A hereto (Fund or Funds);

     (3) Under the Advisory Agreement, Viking has agreed to provide certain investment advisory services to the Funds;

     (4) The Advisory Agreement permits Viking to delegate certain of its duties as investment adviser thereunder to a sub-adviser;

     (5)       The Sub-Adviser is willing to furnish such services;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Viking and the Sub-Adviser agree as follows:

     1. Appointment. Viking hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the investments of the Fund or Funds set forth in Schedule A hereto for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.     Duties as Sub-Adviser.

     (a) Subject to the supervision and direction of the Trusts Board of Trustees (Board) and review by Viking, and any written guidelines adopted by the Board or Viking, the Sub-Adviser will provide a continuous investment program with respect to the Funds investments, including investment research and management to all securities and investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Funds. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Funds investments. The Sub-Adviser will provide services under this Contract in accordance with the each Funds investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement).

     (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Funds, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Funds and its other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Funds and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.
Viking recognizes that in some cases this procedure may adversely affect the results obtained for the Funds.

     (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Funds, and will furnish the Board and Viking with such periodic and special reports as the Board or Viking reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Funds are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for the Funds upon request by the Trust. For legal and regulatory compliance purposes, the Sub-Adviser may retain at its offices copies of records that it maintained for the Funds.

     (d) At such times as shall be reasonably requested by the Board or Viking, the Sub-Adviser will provide the Board and Viking with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Funds investments and make available to the Board and Viking any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

     3. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Viking; and will comply with the requirements of the 1940 Act and the rules thereunder, as amended, and all other federal and state laws and regulations applicable to the Trust and the Funds. Viking agrees to provide to the Sub-Adviser copies of the Trusts Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Viking, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Viking (other than Viking Fund Distributors, LLC).

     4. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.

     5.     Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Viking, not the Funds, will pay the Sub-Adviser a sub-advisory fee, computed daily and paid monthly as set forth in Schedule B attached hereto.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

     (d)     Viking shall be responsible for computing the sub-advisory fee.

     6. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust, its shareholders or by Viking in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

     (a) The Sub-Adviser (i) is registered as an investment adviser under the Investment Advisers Act of 1940 (Advisers Act) and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Viking of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Viking and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice-president of the Sub-Adviser shall certify to Viking that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.
Upon the written request of Viking, the Sub-Adviser shall permit Viking, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Advisers code of ethics.

     (c) The Sub-Adviser has provided Viking with a copy of its Form ADV, which as of the date of this Contract is its Form ADV most recently filed with the Securities and Exchange Commission (SEC) and promptly will furnish a copy of all amendments to Viking at least annually.

     (d) The Sub-Adviser will notify Viking of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

     (e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Funds, Viking or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Viking.

     8. Services Not Exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law or agreed upon in writing between the Sub-Adviser and Viking and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, the Funds or Viking or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, the Funds or Viking, except as otherwise imposed by law or agreed upon in writing between the Sub-Adviser and Viking, the Trust or the Funds.

     9.     Duration and Termination.

     (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Funds outstanding securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Funds.

     (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Funds on 60 days written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by Viking: (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any representations and warranties set forth in Paragraph 7 of this Contract, if such breach has not been cured within a 20 day period after notice of such breach; or (iii) immediately if, in the reasonable judgment of Viking, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Funds. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days written notice to Viking. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Funds.

     10. Additional Series. If the Trust establishes additional series of shares for which it desires that the Sub-Adviser render services under this Contract, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and Schedule B and the approval of the Trustees of the Trust as required by the Trusts Trust Instrument and the 1940 Act.

     11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Funds outstanding voting securities (unless in the case of (ii), the Trust receives order or no-action letter from the SEC permitting it to modify the Contract without such vote).

     12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of North Dakota, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of North Dakota conflict with the applicable provisions of the 1940 Act, the latter shall control.

     13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

     14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Viking upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Viking will be sent to the attention of Shannon Radke or Douglas Miller. All notices provided to the Sub-Adviser will be sent to the attention of J. Peter Skirkanich.
[rest of page left intentionally blank


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                   VIKING FUND
                                   MANAGEMENT, LLC

                                   1400 14th Avenue, SW
                                   Minot, ND 58701
Attest:
By:_____________________           By:______________________
   Name: Douglas P. Miller            Name: Shannon D. Radke
   Title: Secretary/Treasurer         Title: President

                                   FOX ASSET MANAGEMENT, LLC

                                   44 Sycamore Avenue
                                   Little Silver, NJ 07739-1220

Attest:
By:_______________________         By:_____________________________
   Name:                              Name:
   Title:                             Title:


SCHEDULE A

FUNDS SUBJECT TO AGREEMENT



Viking Large-Cap Value Fund
Viking Small-Cap Value Fund














DATE:  __________, 2001


SCHEDULE B

SCHEDULE OF COMPENSATION



Fund                                 Annual Fee (as a % of net assets)

Viking Large-Cap Value Fund          0.40% of the first $100 million of net
                                     assets; 0.35% of net assets in excess
                                     of $100 million.

Viking Small-Cap Value Fund          0.40% of net assets until the fund
                                     reaches $5 million of net assets and
                                     0.60% of all net assets in the fund
                                     once the fund has exceeded $5 million
                                     of net assets.








DATE:  ___________, 2001


Viking Mutual Funds
1400 14th Ave. SW
Minot, ND 58701


                                VIKING MUTUAL FUNDS
                            Viking Large-Cap Value Fund
                            Viking Small-Cap Value Fund


                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  DECEMBER 20, 2001

This proxy is being solicited on behalf of the Board of Trustees of Viking Mutual Funds (Trust) and relates to the proposals with respect to the Trust, on behalf of Viking Large-Cap Value Fund and Viking Small-Cap Value Fund, each a series of the Trust (each a Fund). The undersigned hereby appoints as proxies Shannon D. Radke and Douglas P. Miller, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Funds at the Special Meeting of Shareholders to be held at 10:30 a.m., Central Time, on December 20, 2001, at the offices of the Trust, 1400 14th Avenue S.W., Minot, ND 58701 and any adjournment thereof
(Meeting), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote FOR all proposals relating to the Trust and the Funds with discretionary power to vote upon such other business as may properly come before the Meeting.
Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
[X]               KEEP THIS PORTION FOR YOUR RECORDS


DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIKING MUTUAL FUNDS
Viking Large-Cap Value Fund


Vote On Proposals                                  FOR   AGAINST   ABSTAIN

1.     Approval of a new Sub-Advisory Contract
between Viking Fund Management, LLC and Fox        [ ]     [ ]       [ ]
Asset Management, LLC

2.     Ratification of the selection of Brady,
Martz & Associates, P.C. as the Funds              [ ]     [ ]       [ ]
Independent Accountants.

3.   To consider and vote upon such other matters
as may properly come      before said meeting      [ ]     [ ]       [ ]
or any adjournments thereof.


Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


Signature                                Date




Signature (Joint Owners)                 Date

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIKING MUTUAL FUNDS
Viking Small-Cap Value Fund


Vote On Proposals                                  FOR   AGAINST   ABSTAIN

1.     Approval of a new Sub-Advisory Contract
between Viking Fund Management, LLC and Fox        [ ]     [ ]       [ ]
Asset Management, LLC

2.     Ratification of the selection of Brady,
Martz & Associates, P.C. as the Funds              [ ]     [ ]       [ ]
Independent Accountants.

3.   To consider and vote upon such other matters
as may properly come      before said meeting      [ ]     [ ]       [ ]
or any adjournments thereof.

Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



Signature                                Date




Signature (Joint Owners)                 Date

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.